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                                                                    Exhibit 10.2

                                       VOTING AGREEMENT

                                                                    July 8, 2001



International Game Technology
9295 Prototype Drive
Reno, Nevada  89510-0580

        Re: Agreement of Certain Stockholders Concerning Transfer and Voting of Shares of Anchor Gaming

        I understand that you and Anchor Gaming (the "Company"), of which the undersigned is the Chief Operating Officer -- Gaming Operations, are prepared to enter into an agreement for the merger of a wholly-owned subsidiary ("Sub") of Parent into the Company, but that you have conditioned your willingness to proceed with such agreement (the "Agreement") upon your receipt from me of assurances satisfactory to you of my support of and commitment to the Merger. I am familiar with the Agreement and the terms and conditions of the Merger. Terms used but not otherwise defined herein shall have the same meanings as are given them in the Agreement. In order to evidence such commitment and to induce you to enter into the Agreement, I hereby represent and warrant to you and agree with you as follows:

        1. Voting. I will cause to be voted by proxy all shares of capital stock of Company owned of record or beneficially owned or held in any capacity by me or under my control, by proxy or otherwise, in favor of the Merger and other transactions provided for in or contemplated by the Agreement and against any inconsistent proposals or transactions. I hereby revoke any other proxy granted by me and appoint you, during the term of this letter agreement, as proxy for and on behalf of me to vote (including, without limitation, the taking of action by written consent) such shares, for me and in my name, place and stead for the matters and in the manner contemplated by this Section 1.

        2. Ownership. As of the date hereof, my only ownership of, or interest in, equity securities of the Company, including proxies granted to me, consists solely of the interests described in Schedule 1 attached hereto (collectively, the "Shares").

        3. Restriction on Transfer. I will not sell, transfer, pledge or otherwise dispose of any of the Shares or any interest therein (including the granting of a proxy to any person) or agree to sell, transfer, pledge or otherwise dispose of any of the Shares or any interest therein unless, prior thereto, any such transferee agrees in writing in a form satisfactory to you to be bound by the terms hereof.


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        4. Share Legend. You shall have received, upon your request and allowing for adequate time to respond to such request, evidence satisfactory to you that the following legend has been placed on the certificate for the Shares:

               THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A VOTING AGREEMENT DATED JULY 8, 2001 BETWEEN THE REGISTERED HOLDER HEREOF AND INTERNATIONAL GAME TECHNOLOGY, A COPY OF WHICH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICES OF ANCHOR GAMING.

        5. Effective Date; Succession; Remedies; Termination. Upon your acceptance and execution of the Agreement, this letter agreement shall mutually bind and benefit you and me, any of our heirs, successors and assigns and any of your successors. You will not assign the benefit of this letter agreement other than to a wholly owned subsidiary. We agree that in light of the inadequacy of damages as a remedy, specific performance shall be available to you, in addition to any other remedies you may have for the violation of this letter agreement. This letter agreement shall terminate on the earlier of (i) termination of the Agreement and (ii) consummation of the Merger.

        6.     Nature of Holdings; Shares.

        All references herein to our holdings of the Shares shall be deemed to include Shares held or controlled by the undersigned, individually, jointly, or in any other capacity, and shall extend to any securities issued to the undersigned in respect of the Shares.




                                                   /s/ Joseph Murphy
                                                   -----------------------------
                                                   JOSEPH MURPHY


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                                   SCHEDULE 1

--------------------- -------------------- ------------------ --------------------- ------------------
       CLASS           NUMBER OF SHARES      RECORD OWNER       BENEFICIAL OWNER      PROXY HOLDER
--------------------- -------------------- ------------------ --------------------- ------------------
       Common               35,000           Joseph Murphy       Joseph Murphy             N/A
--------------------- -------------------- ------------------ --------------------- ------------------



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